Blue Chip Investor Fund
	Schedule of Investments
	September 30, 2024 (Unaudited)
Shares		Fair Value	% of Net Assets

COMMON STOCKS

Air Courier Services
4,600	FedEx Corporation	$ 1,258,928	3.09%

Asset Manager
41,000	Brookfield Asset Management Inc. - Class A (Canada)	1,938,890
54,100	Brookfield Corporation. - Class A (Canada)	2,875,415
		4,814,305	11.83%

Commercial Printing
19,700	Cimpress PLC (Netherlands) *	1,613,824	3.96%

Diversified Companies
16	Berkshire Hathaway Inc. Class A * (a)	11,058,880	27.16%

Fire, Marine & Casualty Insurance
1,750	Markel Group Inc. *	2,745,015	6.74%

Integrated Oil & Gas
70,000	Suncor Energy Inc. (Canada)	2,584,400	6.35%

Internet Content & Information
22,000	Alphabet Inc. - Class C	3,678,180	9.04%

Retail - Auto Dealers & Gasoline Stations
24,000	CarMax, Inc. *	1,857,120	4.56%

Retail - Catalog & Mail-Order Houses
8,800	Wayfair Inc. - Class A *	494,384	1.21%

Services - Equipment Rental & Leasing, NEC
36,800	AerCap Holdings N.V. (Ireland)	3,485,696	8.56%

State Commercial Banks
380	First Citizens BancShares, Inc. - Class A	699,561	1.72%

Sugar & Confectionery Products
5,900	The Hershey Company	1,131,502	2.78%

Wholesale - Motor Vehicles & Motor Vehicle Parts & Supplies
62,000	LKQ Corporation	2,475,040	6.08%

Total for Common Stocks - (Cost $18,719,755)		37,896,835	93.08%

Money Market Funds
2,768,714	Goldman Sachs FS Government Fund Institutional
	Shares - 4.78% **	2,768,714	6.81%
	(Cost - $2,768,714)

	Total Investments	40,665,549	99.89%
	(Cost - $21,488,469)

	Other Assets in Excess of Liabilities	46,798	0.11%

	Net Assets	$ 40,712,347	100.00%

(a) The company's 2023 annual report is available at www.berkshirehathaway.com/reports.html.
* Non-Income producing securities.
** The rate shown represents the 7-day yield at September 30, 2024.